EXHIBIT 99.1
Fidelity National Financial, Inc. Reports Fourth Quarter 2006 EPS of $0.34; Pro Forma EPS of $0.42
Jacksonville, Fla. — (February 5, 2007) — Fidelity National Financial, Inc. (NYSE:FNF), a leading provider of title insurance, specialty insurance and claims management services, today reported operating results for the three-month and twelve-month periods ended December 31, 2006. FNF’s reported earnings include the financial results of Fidelity National Information Services, Inc. (“FIS”), the former majority-owned subsidiary of FNF, through October 23, 2006, and also include all transaction costs related to the reorganization completed in the fourth quarter of 2006.

	4th Quarter 2006	4th Quarter 2005
Total revenue	$1.80 billion	$2.42 billion
Earnings per diluted share	$0.34	$0.64
Net earnings	$71.2 million	$115.2 million
Cash flow from operations	$122.6 million	$272.8 million

	Twelve Months Ended	Twelve Months Ended
	December 31, 2006	December 31, 2005
Total revenue	$9.44 billion	$9.65 billion
Earnings per diluted share	$2.39	$5.43
Net earnings	$437.8 million	$964.1 million
Cash flow from operations	$721.1 million	$1.28 billion
     Complete quarterly and annual pro forma financial results for the years 2006 and 2005, which FNF believes are beneficial in analyzing its operations as they are currently organized, are included later in this earnings press release. These pro forma results exclude the financial results of FIS and all transaction costs related to the reorganization completed in the fourth quarter of 2006. The following are summary pro forma results for FNF for the three-month and twelve- month periods ending December 31, 2006 and 2005:

	4th Quarter 2006	4th Quarter 2005
Total revenue	$1.54 billion	$1.76 billion
Earnings per diluted share	$0.42	$0.86
Net earnings	$93.4 million	$190.2 million

	Twelve Months Ended	Twelve Months Ended
	December 31, 2006	December 31, 2005
Total revenue	$6.33 billion	$6.75 billion
Earnings per diluted share	$1.94	$2.80
Net earnings	$431.4 million	$621.7 million
     The following are summary financial results for the on-going operating segments of FNF for the three-month and twelve-month periods ending December 31, 2006 and 2005:
     Fidelity National Title Group (“FNT”)

	4th Quarter 2006	4th Quarter 2005
Total revenue	$1.44 billion	$1.58 billion
Pre-tax earnings	$155.7 million	$204.9 million
Pre-tax margin	10.8%	13.0%

	Twelve Months Ended	Twelve Months Ended
	December 31, 2006	December 31, 2005
Total revenue	$5.90 billion	$6.30 billion
Pre-tax earnings	$650.8 million	$868.3 million
Pre-tax margin	11.0%	13.8%

Month	Direct Orders Opened	Direct Orders Closed	Closing %
October 2006	226,900	147,200	65%
November 2006	207,100	136,900	66%
December 2006	182,800	143,600	79%
Fourth Quarter 2006	616,800	427,700	69%

Month	Direct Orders Opened	Direct Orders Closed	Closing %
October 2005	242,800	181,900	75%
November 2005	221,300	168,400	76%
December 2005	189,800	167,600	88%
Fourth Quarter 2005	653,900	517,900	79%

Specialty Insurance

	4th Quarter 2006	4th Quarter 2005
Total revenue	$94.7 million	$184.2 million
Pre-tax earnings	$5.0 million	$93.1 million
Pre-tax margin	5.3%	50.5%

	Twelve Months Ended	Twelve Months Ended
	December 31, 2006	December 31, 2005
Total revenue	$410.2 million	$438.0 million
Pre-tax earnings	72.0 million	$133.5 million
Pre-tax margin	17.6%	30.5%
     “2006 was a year in which we continued to actively seek the maximization of the value of FNF for our shareholders,” said Chairman and Chief Executive Officer William P. Foley, II. “We announced and completed the reorganization of the company whereby we eliminated the holding company structure and created a set of transactions that allowed our shareholders to receive two distinct securities, FNF and FIS, in a tax efficient manner. Each entity is now a stand-alone public company that is free to pursue its own unique strategy in the interest of maximizing the value of its assets and continuing to create value for its shareholders.”
     “FNF is now primarily composed of the title insurance business, the specialty insurance operations and the 40% ownership stake in the Sedgwick claims management business. In title, we continue to closely monitor order count, headcount and productivity metrics, which allowed us to generate nearly an 11% margin in the fourth quarter, despite an 8.5% decline in revenue compared to the prior year. Specialty insurance revenue and profitability declined from the prior year because the fourth quarter of 2005 included more than $100 million of revenue from the processing of Hurricane Katrina related flood claims. Additionally, fourth quarter profitability in the homeowners business was impacted by a sequential increase in fire and weather related claims, as the provision for homeowners claims was $36 million in the fourth quarter versus $21 million in the third quarter of 2006. Finally, Sedgwick is now more than a $600 million business with attractive EBITDA margins and it is well on its way to achieving the critical mass that will allow us to maximize the value of that asset on behalf of our shareholders.”
     Fidelity National Financial, Inc. (NYSE:FNF), is a leading provider of title insurance, specialty insurance and claims management services. FNF is one of the nation’s largest title insurance companies through its title insurance underwriters — Fidelity National Title, Chicago Title, Ticor Title, Security Union Title and Alamo Title — that issue approximately 29 percent of all title insurance policies in the United States. FNF also provides flood insurance, personal lines insurance and home warranty insurance through its specialty insurance business. FNF also is a leading provider of outsourced claims management services to large corporate and public sector entities through its minority-owned subsidiary, Sedgwick CMS. More information about FNF can be found at www.fnf.com.
     This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future economic performance and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on operating subsidiaries as a source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-K and other filings with the Securities and Exchange Commission.
SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President, Finance and Investor Relations,
904-854-8120, dkmurphy@fnf.com

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY OF EARNINGS
(In thousands, except per share amounts and order information)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2006	2005	2006	2005
	(Unaudited)		(Unaudited)
Direct title premiums	$477,649	$559,102	$1,957,064	$2,261,499
Agency title premiums	651,019	659,357	2,649,136	2,683,545

Total title premiums	1,128,668	1,218,459	4,606,200	4,945,044
Escrow and other title-related fees	253,001	292,550	1,061,469	1,157,022

Total title and escrow	1,381,669	1,511,009	5,667,669	6,102,066

Transaction processing services	261,732	658,204	3,094,370	2,570,372
Specialty insurance	90,543	180,663	394,613	428,939
Interest and investment income	54,050	43,080	208,309	144,966
Realized gains and losses	2,817	18,172	18,562	41,070
Gain on FIS transaction	—	—	—	318,209
Other	11,200	12,312	52,578	48,957

Total revenue	1,802,011	2,423,440	9,436,101	9,654,579

Personnel costs	592,384	828,435	3,225,319	3,224,678
Other operating expenses	368,964	420,102	2,075,101	1,702,352
Agent commissions	497,934	501,920	2,035,423	2,060,467
Depreciation and amortization	55,980	108,081	460,750	406,259
Claim loss expense	129,124	147,236	486,334	480,556
Interest expense	26,436	52,326	209,972	172,327

Total expenses	1,670,822	2,058,100	8,492,899	8,046,639

Earnings before income taxes	131,189	365,340	943,202	1,607,940
Income tax expense	48,802	218,814	350,871	573,391
Minority interest	11,189	31,362	154,570	70,443

Net earnings	$71,198	$115,164	$437,761	$964,106

Net earnings per share — basic	$0.34	$0.66	$2.40	$5.58

Net earnings per share — diluted	$0.34	$0.64	$2.39	$5.43

Weighted average shares — basic	207,420	173,292	182,031	172,839

Weighted average shares — diluted	210,200	178,608	182,861	177,597

Direct operations orders opened	655,500	771,800	3,146,200	3,615,400
Direct operations orders closed	448,800	595,900	2,051,500	2,487,000

FIDELITY NATIONAL FINANCIAL, INC.
SEGMENT INFORMATION
(In thousands)
(Unaudited)

Three Months Ended					Specialty	Corporate
December 31, 2006	Consolidated	Eliminations	FNT	FIS	Insurance	and Other
Gross operating revenue	$1,745,144	($15,107)	$1,399,808	$276,840	$90,543	($6,940)
Interest and investment income	54,050	—	45,001	6,094	4,105	(1,150)
Realized gains and losses	2,817	—	(1,138)	(4,151)	67	8,039

Total revenue	1,802,011	(15,107)	1,443,671	278,783	94,715	(51)

Personnel costs	592,384	(1,472)	435,085	111,452	11,354	35,965
Other operating expenses	368,964	(7,355)	224,524	103,465	32,317	16,013
Agent commissions	497,934	(6,280)	511,697	—	—	(7,483)
Depreciation and amortization	55,980	—	27,174	25,259	1,576	1,971
Claim loss expense	129,124	—	85,134	11	43,979	—
Interest expense	26,436	—	4,320	12,265	464	9,387

Total expenses	1,670,822	(15,107)	1,287,934	252,452	89,690	55,853

Pretax earnings	131,189	—	155,737	26,331	5,025	(55,904)

Pretax margin	7.3%	—	10.8%	9.4%	5.3%	—

Open orders	655,500	—	616,800	38,700	—	—
Closed orders	448,800	—	427,700	21,100	—	—

Three Months Ended					Specialty	Corporate
December 31, 2005	Consolidated	Eliminations	FNT	FIS	Insurance	and Other
Gross operating revenue	$2,362,188	($49,577)	$1,526,346	$707,683	$180,663	($2,927)

Interest and investment income	43,080	—	29,095	1,566	3,521	8,898
Realized gains and losses	18,172	—	22,660	(813)	11	(3,686)

Total revenue	2,423,440	(49,577)	1,578,101	708,436	184,195	2,285

Personnel costs	828,435	—	481,976	330,115	12,407	3,937
Other operating expenses	420,102	(30,032)	226,977	189,815	31,851	1,491
Agent commissions	501,920	(19,545)	523,652	—	—	(2,187)
Depreciation and amortization	108,081	—	28,898	77,752	1,349	82
Claim loss expense	147,236	—	100,421	1,644	45,276	(105)
Interest expense	52,326	—	11,270	39,421	209	1,426

Total expenses	2,058,100	(49,577)	1,373,194	638,747	91,092	4,644

Pretax earnings	365,340	—	204,907	69,689	93,103	(2,359)

Pretax margin	15.1%	—	13.0%	9.8%	50.5%	—

Open orders	771,800	—	653,900	117,900	—	—
Closed orders	595,900	—	517,900	78,000	—	—

FIDELITY NATIONAL FINANCIAL, INC.
SEGMENT INFORMATION
(In thousands)
(Unaudited)

Twelve Months Ended					Specialty	Corporate
December 31, 2006	Consolidated	Eliminations	FNT	FIS	Insurance	and Other
Gross operating revenue	$9,209,230	($185,760)	$5,717,622	$3,280,373	$394,613	$2,382

Interest and investment income	208,309	—	167,007	9,594	15,565	16,143
Realized gains and losses	18,562	—	14,627	(820)	17	4,738

Total revenue	9,436,101	(185,760)	5,899,256	3,289,147	410,195	23,263

Personnel costs	3,225,319	(19,267)	1,789,805	1,357,397	45,145	52,239
Other operating expenses	2,075,101	(101,772)	891,111	1,115,190	144,702	25,870
Agent commissions	2,035,423	(64,721)	2,099,244	—	—	900
Depreciation and amortization	460,750	—	110,486	343,563	6,254	447
Claim loss expense	486,334	—	345,578	436	140,625	(305)
Interest expense	209,972	—	12,232	154,195	1,443	42,102

Total expenses	8,492,899	(185,760)	5,248,456	2,970,781	338,169	121,253

Pretax earnings	943,202	—	650,800	318,366	72,026	(97,990)

Pretax margin	10.0%	—	11.0%	9.7%	17.6%	—

Open orders	3,146,200	—	2,661,300	484,900	—	—
Closed orders	2,051,500	—	1,777,900	273,600	—	—

Twelve Months Ended					Specialty	Corporate
December 31, 2005	Consolidated	Eliminations	FNT	FIS	Insurance	and Other
Gross operating revenue	$9,150,334	($185,864)	$6,153,093	$2,766,086	$428,939	($11,920)

Interest and investment income	144,966	—	111,627	6,392	8,991	17,956
Realized gains and losses	359,279	—	36,782	3,767	73	318,657

Total revenue	9,654,579	(185,864)	6,301,502	2,776,245	438,003	324,693

Personnel costs	3,224,678	—	1,897,904	1,276,557	40,451	9,766
Other operating expenses	1,702,352	(105,029)	920,904	751,282	135,321	(126)
Agent commissions	2,060,467	(80,835)	2,140,912	—	—	390
Depreciation and amortization	406,259	—	102,105	299,637	4,279	238
Claim loss expense	480,556	—	354,710	1,928	124,054	(136)
Interest expense	172,327	—	16,663	126,778	377	28,509

Total expenses	8,046,639	(185,864)	5,433,198	2,456,182	304,482	38,641

Pretax earnings	1,607,940	—	868,304	320,063	133,521	286,052

Pretax margin	16.7%	—	13.8%	11.5%	30.5%	—

Open orders	3,615,400	—	3,052,800	562,600	—	—
Closed orders	2,487,000	—	2,169,700	317,300	—	—

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY BALANCE SHEET INFORMATION
(In thousands, except per share amounts)

	December 31,	December 31,
	2006	2005
	(Unaudited)
Cash and investment portfolio	$4,798,195	$5,077,583
Goodwill	1,154,298	2,873,861
Title Plant	324,155	312,801
Total assets	7,260,493	11,104,617
Notes payable	491,167	3,217,019
Reserve for claim losses	1,220,636	1,113,506
Secured trust deposits	905,461	882,602
Total stockholders’ equity	3,474,369	3,279,775
Book value per share	15.75	18.84

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY OF EARNINGS
PRO FORMA (EXCLUDES FIS AND REORGANIZATION TRANSACTION COSTS)**
(In thousands, except per share amounts)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2006	2005	2006	2005
	(Unaudited)		(Unaudited)
Total title and escrow	$1,381,668	$1,511,009	$5,667,426	$6,102,066
Specialty insurance	90,543	180,663	394,613	428,939
Interest and investment income	47,947	41,497	198,617	138,536
Realized gains and losses	6,968	18,985	19,382	37,303
Other income	10,593	10,303	44,987	41,797

Total revenue	1,537,719	1,762,457	6,325,025	6,748,641

Personnel costs	454,924	497,407	1,857,711	1,945,549
Other operating expenses	261,253	260,140	1,040,764	1,065,097
Agent commissions	504,214	521,465	2,100,144	2,141,302
Depreciation and amortization	30,721	30,321	117,167	106,602
Claim loss expense	129,113	145,592	485,898	478,628
Interest expense	13,838	12,221	52,535	43,512

Total expenses	1,394,063	1,467,146	5,654,219	5,780,690

Earnings before income taxes	143,656	295,311	670,806	967,951
Income tax expense	51,035	104,979	238,173	343,766
Minority interest	(804)	164	1,223	2,528

Net earnings	$93,425	$190,168	$431,410	$621,657

Net earnings per share — basic	$0.43	$0.87	$1.97	$2.84

Net earnings per share — diluted	$0.42	$0.86	$1.94	$2.80

Weighted average shares — basic	219,000	219,000	219,000	219,000

Weighted average shares — diluted	222,000	222,000	222,000	222,000

Direct operations orders opened	616,800	653,900	2,661,300	3,052,800
Direct operations orders closed	427,700	517,900	1,777,900	2,169,700
Fee per file	$1,608	$1,542	$1,580	$1,487
** This schedule is a pro forma summary of earnings that shows the financial results for Fidelity National Financial, Inc. as if the transfer of certain assets, the issuance of FNT common stock, the subsequent distribution of FNT common stock and the merger of the prior FNF with and into FIS had occurred on January 1, 2005. The schedules on the following pages provide the annual and quarterly pro forma summary of earnings detail for the years 2006 and 2005.

FIDELITY NATIONAL FINANCIAL, INC.
UNAUDITED PRO FORMA SUMMARY OF EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2006
(In thousands except per share amounts)

			FNF Capital pro
		FIS pro forma	forma adjustments	Other Pro Forma		FNF
	Historical FNF	adjustments(1)	(2)	Adjustments	Notes	Pro Forma
Total title and escrow	$5,667,669	($64,964)	—	$64,721	(3)	$5,667,426
Transaction processing	3,094,370	(3,215,409)	—	121,039	(3)	—
Specialty insurance	394,613	—	—	—		394,613
Interest and investments income	208,309	(9,594)	(98)	—		198,617
Realized gains and losses	18,562	820	—	—		19,382
Other income	52,578	—	(7,591)	—		44,987

Total revenue	$9,436,101	($3,289,147)	(7,689)	$185,760		$6,325,025

Personnel costs	3,225,319	(1,357,397)	(2,317)	19,267	(5)	1,857,711
				(27,161)	(6)
Other operating expenses	2,075,101	(1,115,190)	(744)	101,772	(5)	1,040,764
				(20,175)	(6)
Agent commissions	2,035,423	—	—	64,721	(7)	2,100,144
Depreciation and amortization	460,750	(343,563)	(20)	—		117,167
Provision for claim losses	486,334	(436)	—	—		485,898
Interest expense	209,972	(154,195)	(3,931)	689	(8)	52,535

Total expenses	8,492,899	(2,970,781)	(7,012)	139,113		5,654,219

Earnings before income taxes	943,202	(318,366)	(677)	46,647		670,806
Income tax expense	350,871	(117,836)	(248)	5,386		238,173
Minority interest	154,570	30	(211)	(153,166)	(9)	1,223

Net income	$437,761	($200,560)	(218)	$194,427		$431,410

Net income per share-basic						$1.97

Pro forma weighted average shares-basic						219,000	(10)

Net income per share-diluted						$1.94

Pro forma weighted average shares-diluted						222,000	(10)

FIDELITY NATIONAL FINANCIAL, INC.
UNAUDITED PRO FORMA SUMMARY OF EARNINGS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2006
(In thousands except per share amounts)

			FNF Capital pro
		FIS pro forma	forma adjustments	Other Pro Forma		FNF
	Historical FNF	adjustments(1)	(2)	Adjustments	Notes	Pro Forma
Total title and escrow	$1,381,669	($6,281)	—	$6,280	(3)	$1,381,668
Transaction processing	261,732	(270,559)	—	8,827	(3)	—
Specialty insurance	90,543	—	—	—		90,543
Interest and investments income	54,050	(6,094)	(9)	—		47,947
Realized gains and losses	2,817	4,151	—	—		6,968
Other income	11,200	—	(607)	—		10,593

Total revenue	$1,802,011	($278,783)	(616)	$15,107		$1,537,719

Personnel costs	592,384	(111,452)	(319)	1,472	(5)	454,924
				(27,161)	(6)
Other operating expenses	368,964	(103,465)	(41)	7,355	(5)	261,253
				(11,560)	(6)
Agent commissions	497,934	—	—	6,280	(7)	504,214
Depreciation and amortization	55,980	(25,259)	—	—		30,721
Provision for claim losses	129,124	(11)	—	—		129,113
Interest expense	26,436	(12,265)	(422)	89	(8)	13,838

Total expenses	1,670,822	(252,452)	(782)	(23,525)		1,394,063

Earnings before income taxes	131,189	(26,331)	166	38,632		143,656
Income tax expense	48,802	(9,727)	48	11,912		51,035
Minority interest	11,189	(11)	—	(11,982)	(9)	(804)

Net income	$71,198	($16,593)	118	$38,702		$93,425

Net income per share-basic						$0.43

Pro forma weighted average shares-basic						219,000	(10)

Net income per share-diluted						$0.42

Pro forma weighted average shares-diluted						222,000	(10)

FIDELITY NATIONAL FINANCIAL, INC.
UNAUDITED PRO FORMA SUMMARY OF EARNINGS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2006
(In thousands except per share amounts)

			FNF Capital pro
		FIS pro forma	forma adjustments	Other Pro Forma		FNF
	Historical FNF	adjustments(1)	(2)	Adjustments	Notes	Pro Forma
Total title and escrow	$1,454,320	($21,580)	—	$21,573	(3)	$1,454,313
Transaction processing	1,013,372	(1,059,071)	—	45,699	(3)	—
Specialty insurance	99,619	—	—	—		99,619
Interest and investments income	48,129	(361)	(31)	—		47,737
Realized gains and losses	4,805	(1,292)	—	—		3,513
Other income	14,577	—	(2,613)	—		11,964

Total revenue	$2,634,822	($1,082,304)	(2,644)	$67,272		$1,617,146

Personnel costs	863,163	(416,733)	(462)	5,863	(5)	451,831
Other operating expenses	610,732	(383,120)	(306)	39,836	(5)	265,227
				(1,915)	(6)
Agent commissions	538,700	—	—	21,573	(7)	560,273
Depreciation and amortization	142,170	(111,135)	(7)	—		31,028
Provision for claim losses	118,643	(240)	—	—		118,403
Interest expense	65,931	(49,629)	(1,751)	243	(8)	14,794

Total expenses	2,339,339	(960,857)	(2,526)	65,600		1,441,556

Earnings before income taxes	295,483	(121,447)	(118)	1,672		175,590
Income tax expense	109,920	(42,902)	(502)	(4,182)		62,334
Minority interest	57,992	35	(211)	(58,666)	(9)	(850)

Net income	$127,571	($78,580)	595	$64,520		$114,106

Net income per share-basic						$0.52

Pro forma weighted average shares-basic						219,000	(10)

Net income per share-diluted						$0.51

Pro forma weighted average shares-diluted						222,000	(10)

FIDELITY NATIONAL FINANCIAL, INC.
UNAUDITED PRO FORMA SUMMARY OF EARNINGS
FOR THE THREE MONTHS ENDED JUNE 30, 2006
(In thousands except per share amounts)

			FNF Capital pro
		FIS pro forma	forma adjustments	Other Pro Forma		FNF
	Historical FNF	adjustments(1)	(2)	Adjustments	Notes	Pro Forma
Total title and escrow	$1,503,177	($18,488)	—	$18,253	(3)	$1,502,942
Transaction processing	976,067	(1,003,459)	—	27,392	(3)	—
Specialty insurance	97,708	—	—	—		97,708
Interest and investments income	45,096	(1,430)	(39)	—		43,627
Realized gains and losses	8,681	(1,016)	—	—		7,665
Other income	14,040	—	(2,108)	—		11,932

Total revenue	$2,644,769	($1,024,393)	(2,147)	$45,645		$1,663,874

Personnel costs	891,841	(415,992)	(666)	6,697	(5)	481,880
Other operating expenses	602,061	(342,541)	(234)	20,695	(5)	273,281
				(6,700)	(6)
Agent commissions	529,082	—	—	18,253	(7)	547,335
Depreciation and amortization	137,969	(110,374)	(6)	—		27,589
Provision for claim losses	124,075	(120)	—	—		123,955
Interest expense	62,960	(49,033)	(915)	198	(8)	13,210

Total expenses	2,347,988	(918,060)	(1,821)	39,143		1,467,250

Earnings before income taxes	296,781	(106,333)	(326)	6,502		196,624
Income tax expense	110,402	(40,621)	378	(357)		69,802
Minority interest	53,758	317	—	(52,304)	(9)	1,771

Net income	$132,621	($66,029)	(704)	$59,163		$125,051

Net income per share-basic						$0.57

Pro forma weighted average shares-basic						219,000	(10)

Net income per share-diluted						$0.56

Pro forma weighted average shares-diluted						222,000	(10)

FIDELITY NATIONAL FINANCIAL, INC.
UNAUDITED PRO FORMA SUMMARY OF EARNINGS
FOR THE THREE MONTHS ENDED MARCH 31, 2006
(In thousands except per share amounts)

			FNF Capital pro
		FIS pro forma	forma adjustments	Other Pro Forma		FNF
	Historical FNF	adjustments(1)	(2)	Adjustments	Notes	Pro Forma
Total title and escrow	$1,328,503	($18,615)	—	$18,615	(3)	$1,328,503
Transaction processing	843,199	(882,320)	—	39,121	(3)	—
Specialty insurance	106,743	—	—	—		106,743
Interest and investments income	51,363	(1,709)	(19)	—		49,635
Realized gains and losses	11,930	(1,023)	—	—		10,907
Other income	12,761	—	(2,263)	—		10,498

Total revenue	$2,354,499	($903,667)	(2,282)	$57,736		$1,506,286

Personnel costs	877,931	(413,220)	(870)	5,235	(5)	469,076
Other operating expenses	493,344	(286,064)	(163)	33,886	(5)	241,003
Agent commissions	469,707	—	—	18,615	(7)	488,322
Depreciation and amortization	124,631	(96,795)	(7)	—		27,829
Provision for claim losses	114,492	(65)	—	—		114,427
Interest expense	54,645	(43,268)	(843)	159	(8)	10,693

Total expenses	2,134,750	(839,412)	(1,883)	57,895		1,351,350

Earnings before income taxes	219,749	(64,255)	(399)	(159)		154,936
Income tax expense	81,747	(24,586)	(172)	(1,987)		55,002
Minority interest	31,631	(311)	—	(30,214)	(9)	1,106

Net income	$106,371	($39,358)	(227)	$32,042		$98,828

Net income per share-basic						$0.45

Pro forma weighted average shares-basic						219,000	(10)

Net income per share-diluted						$0.45

Pro forma weighted average shares-diluted						222,000	(10)

FIDELITY NATIONAL FINANCIAL, INC.
UNAUDITED PRO FORMA SUMMARY OF EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2005
(In thousands except per share amounts)

			FNF Capital pro
		FIS pro forma	forma adjustments	Other Pro Forma		FNF
	Historical FNF	adjustments(1)	(2)	Adjustments	Notes	Pro Forma
Total title and escrow	$6,102,066	($80,835)	—	$80,835	(3)	$6,102,066
Transaction processing	2,570,372	(2,685,250)	—	114,878	(3)	—
Specialty insurance	428,939	—	—	—		428,939
Interest and investments income	144,966	(6,392)	(38)	—		138,536
Realized gains and losses	359,279	(3,767)	—	(318,209)	(4)	37,303
Other income	48,957	(1)	(7,159)	—		41,797

Total revenue	$9,654,579	($2,776,245)	(7,197)	($122,496)		$6,748,641

Personnel costs	3,224,678	(1,276,557)	(2,572)	—		1,945,549
Other operating expenses	1,702,352	(751,282)	(851)	114,878	(5)	1,065,097
Agent commissions	2,060,467	—	—	80,835	(7)	2,141,302
Depreciation and amortization	406,259	(299,637)	(20)	—		106,602
Provision for claim losses	480,556	(1,928)	—	—		478,628

Interest expense	172,327	(126,778)	(2,440)	403	(8)	43,512

Total expenses	8,046,639	(2,456,182)	(5,883)	196,116		5,780,690
Earnings before income taxes	1,607,940	(320,063)	(1,314)	(318,612)		967,951
Income tax expense	573,391	(119,063)	(502)	(110,060)		343,766
Minority interest	70,443	(4,450)	—	(63,465)	(9)	2,528

Net income	$964,106	($196,550)	(812)	$(145,087)		$621,657

Net income per share-basic						$2.84

Pro forma weighted average shares-basic						219,000	(10)

Net income per share-diluted						$2.80

Pro forma weighted average shares-diluted						222,000	(10)

FIDELITY NATIONAL FINANCIAL, INC.
UNAUDITED PRO FORMA SUMMARY OF EARNINGS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2005
(In thousands except per share amounts)

			FNF Capital pro
		FIS pro forma	forma adjustments	Other Pro Forma		FNF
	Historical FNF	adjustments(1)	(2)	Adjustments	Notes	Pro Forma
Total title and escrow	$1,511,009	($19,545)	—	$19,545	(3)	$1,511,009
Transaction processing	658,204	(688,138)	—	29,934	(3)	—
Specialty insurance	180,663	—	—	—		180,663
Interest and investments income	43,080	(1,566)	(17)	—		41,497
Realized gains and losses	18,172	813	—	—		18,985
Other income	12,312	—	(2,009)	—		10,303

Total revenue	$2,423,440	($708,436)	(2,026)	$49,479		$1,762,457

Personnel costs	828,435	(330,115)	(913)	—		497,407
Other operating expenses	420,102	(189,815)	(81)	29,934	(5)	260,140
Agent commissions	501,920	—	—	19,545	(7)	521,465
Depreciation and amortization	108,081	(77,752)	(8)	—		30,321
Provision for claim losses	147,236	(1,644)	—	—		145,592
Interest expense	52,326	(39,421)	(838)	154	(8)	12,221

Total expenses	2,058,100	(638,747)	(1,840)	49,633		1,467,146

Earnings before income taxes	365,340	(69,689)	(186)	(154)		295,311
Income tax expense	218,814	(25,924)	(68)	(87,843)		104,979
Minority interest	31,362	1,721	—	(32,919)	(9)	164

Net income	$115,164	($45,486)	(118)	$120,608		$190,168

Net income per share-basic						$0.87

Pro forma weighted average shares-basic						219,000	(10)

Net income per share-diluted						$0.86

Pro forma weighted average shares-diluted						222,000	(10)

FIDELITY NATIONAL FINANCIAL, INC.
UNAUDITED PRO FORMA SUMMARY OF EARNINGS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2005
(In thousands except per share amounts)

			FNF Capital pro
		FIS pro forma	forma adjustments	Other Pro Forma		FNF
	Historical FNF	adjustments(1)	(2)	Adjustments	Notes	Pro Forma
Total title and escrow	$1,728,290	($23,998)	—	$23,239	(3)	$1,727,531
Transaction processing	646,447	(674,111)	—	27,664	(3)	—
Specialty insurance	95,448	—	—	—		95,448
Interest and investments income	36,064	(1,733)	(13)	—		34,318
Realized gains and losses	8,699	(4,145)	—	—		4,554
Other income	12,937	(1)	(1,462)	—		11,474

Total revenue	$2,527,885	($703,988)	(1,475)	$50,903		$1,873,325

Personnel costs	841,051	(317,821)	(116)	—		523,114
Other operating expenses	442,001	(185,185)	(145)	27,664	(5)	284,335
Agent commissions	590,876	(526)	—	23,239	(7)	613,589
Depreciation and amortization	95,619	(70,782)	(6)	—		24,831
Provision for claim losses	135,354	(72)	—	—		135,282
Interest expense	48,466	(37,548)	(679)	95	(8)	10,334

Total expenses	2,153,367	(611,934)	(946)	50,998		1,591,485

Earnings before income taxes	374,518	(92,054)	(529)	(95)		281,840
Income tax expense	144,189	(32,245)	(203)	(11,688)		100,053
Minority interest	15,926	(1,917)	—	(13,296)	(9)	713

Net income	$214,403	($57,892)	(326)	$24,889		$181,074

Net income per share-basic						$0.83

Pro forma weighted average shares-basic						219,000	(10)

Net income per share-diluted						$0.82

Pro forma weighted average shares-diluted						222,000	(10)

FIDELITY NATIONAL FINANCIAL, INC.
UNAUDITED PRO FORMA SUMMARY OF EARNINGS
FOR THE THREE MONTHS ENDED JUNE 30, 2005
(In thousands except per share amounts)

			FNF Capital pro
		FIS pro forma	forma adjustments	Other Pro Forma		FNF
	Historical FNF	adjustments(1)	(2)	Adjustments	Notes	Pro Forma
Total title and escrow	$1,632,013	($18,352)	—	$19,111	(3)	$1,632,772
Transaction processing	659,156	(690,361)	—	31,205	(3)	—
Specialty insurance	77,320	—	—	—		77,320
Interest and investments income	28,915	(331)	(5)	—		28,579
Realized gains and losses	21,699	(1,723)	—	—		19,976
Other income	13,413	—	(2,469)	—		10,944

Total revenue	$2,432,516	($710,767)	(2,474)	$50,316		$1,769,591

Personnel costs	808,115	(316,526)	(961)	—		490,628
Other operating expenses	447,332	(199,626)	(402)	31,205	(5)	278,509
Agent commissions	576,205	526	—	19,111	(7)	595,842
Depreciation and amortization	105,232	(75,362)	(5)	—		29,865
Provision for claim losses	110,802	(137)	—	—		110,665
Interest expense	47,028	(36,388)	(507)	89	(8)	10,222

Total expenses	2,094,714	(627,513)	(1,875)	50,405		1,515,731

Earnings before income taxes	337,802	(83,254)	(599)	(89)		253,860
Income tax expense	130,053	(32,069)	(231)	(7,633)		90,120
Minority interest	17,707	(2,609)	—	(13,799)	(9)	1,299

Net income	$190,042	($48,576)	(368)	$21,343		$162,441

Net income per share-basic						$0.74

Pro forma weighted average shares-basic						219,000	(10)

Net income per share-diluted						$0.73

Pro forma weighted average shares-diluted						222,000	(10)

FIDELITY NATIONAL FINANCIAL, INC.
UNAUDITED PRO FORMA SUMMARY OF EARNINGS
FOR THE THREE MONTHS ENDED MARCH 31, 2005
(In thousands except per share amounts)

			FNF Capital pro
		FIS pro forma	forma adjustments	Other Pro Forma		FNF
	Historical FNF	adjustments(1)	(2)	Adjustments	Notes	Pro Forma
Total title and escrow	$1,230,754	($18,940)	—	18,940	(3)	$1,230,754
Transaction processing	606,565	(632,640)	—	26,075	(3)	—
Specialty insurance	75,508	—	—	—		75,508
Interest and investments income	25,524	(2,762)	(3)	—		22,759
Realized gains and losses	322,092	1,288	—	(318,209)	(4)	5,171
Other income	10,295	—	(1,219)	—		9,076

Total revenue	$2,270,738	($653,054)	(1,222)	($273,194)		$1,343,268

Personnel costs	747,077	(312,095)	(582)	—		434,400
Other operating expenses	392,917	(176,656)	(223)	26,075	(5)	242,113
Agent commissions	391,466	—	—	18,940	(7)	410,406
Depreciation and amortization	97,327	(75,741)	(1)	—		21,585
Provision for claim losses	87,164	(75)	—	—		87,089
Interest expense	24,507	(13,421)	(416)	65	(8)	10,735

Total expenses	1,740,458	(577,988)	(1,222)	45,080		1,206,328

Earnings before income taxes	530,280	(75,066)	—	(318,274)		136,940
Income tax expense	80,335	(28,825)	—	(2,896)		48,614
Minority interest	5,448	(1,645)	—	(3,451)	(9)	352

Net income	$444,497	($44,596)	—	$(311,927)		$87,974

Net income per share-basic						$0.40

Pro forma weighted average shares-basic						219,000	(10)

Net income per share-diluted						$0.40

Pro forma weighted average shares-diluted						222,000	(10)

FIDELITY NATIONAL FINANCIAL, INC.
NOTES TO UNAUDITED PRO FORMA SUMMARY OF EARNINGS
Notes to Unaudited Pro Forma Summary of Earnings for the Years Ended December 31, 2006, and 2005 and for the Three-Month Periods Ended December 31, September 30, June 30, and March 31, 2006, and 2005

These pro forma summary of earnings include the historical statements of continuing operations of FNF and remove the results of operations of FIS and FNF minority interest expense relating to FIS and FNT as though the transaction had occurred on January 1, 2005.

(1)	This column represents the historical results of operations of FIS as included in FNF’s consolidated results of operations for the periods presented.

(2)	This column represents the historical results of operations of FNF Capital as included in FNF’s consolidated results of operations for the periods presented.

(3)	This represents the intercompany revenues relating to various agreements recorded on FIS’ income statement that had already been eliminated from the consolidated results of operations of FNF. These revenues amounted to $185.8 million for the year ended December 31, 2006, $15.1 million, $67.3 million, $45.6 million, and $57.7 million for the three-month periods ended December 31, September 30, June 30, and March 31, 2006, respectively, $195.7 million for the year ended December 31, 2005, and $49.5 million, $50.9 million, $50.3 million, and $45.0 million for the three-month periods ended December 31, September 30, June 30, and March 31, 2005, respectively.

(4)	This represents a $318.2 million gain on sale relating to the sale of a minority equity interest in FIS.

(5)	This represents the intercompany expenses related to various agreements that were eliminated in the consolidated results of operations of FNF, but are third-party expenses subsequent to the transaction. These expenses amounted to $121.0 million for the year ended December 31, 2006, $8.8 million, $45.7 million, $27.4 million, and $39.1 million for the three-month periods ended December 31, September 30, June 30, and March 31, 2006, respectively, $114.9 million for the year ended December 31, 2005, and $29.9 million, $27.7 million, $31.2 million, and $26.1 million for the three-month periods ended December 31, September 30, June 30, and March 31, 2005, respectively.

(6)	These amounts represent transaction costs related to the reorganization, all of which have been excluded from the pro forma results of operations. These costs amounted to $47.3 million for the year ended December 31, 2006, and $38.7 million, $1.9 million and $6.7 million for three-month periods ended December 31, September 30 and June 30, 2006, respectively.

(7)	This represents the additional agent commissions paid by FNF to FIS that were previously eliminated in the consolidated results of FNF, but are a third-party expense subsequent to the transaction. These commissions amounted to $64.7 million for the year ended December 31, 2006, $6.3 million, $21.6 million, $18.3 million, and $18.6 million for the three-month periods ended December 31, September 30, June 30, and March 31, 2006, respectively, $80.8 million for the year ended December 31, 2005, and $19.5 million, $23.2 million, $19.1 million, and $18.9 million for the three-month periods ended December 31, September 30, June 30, and March 31, 2005, respectively.

(8)	This represents intercompany interest expense that is a third-party expense subsequent to the transaction. These expenses amounted to $0.7 million for the year ended December 31, 2006, $0.1 million, $0.2 million, $0.2 million, and $0.2 million in the three-month periods ended December 31, September 30, June 30, and March 31, 2006, respectively, $0.4 million for the year ended December 31, 2005, and $0.1 million, $0.1 million, $0.1 million, and $0.1 million in the three-month periods ended December 31, September 30, June 30, and March 31, 2005, respectively.

(9)	This represents the elimination of the minority interest expense recorded by FNF relating to its earnings in FIS and FNT. Minority interest expense relating to FIS was $96.2 million for the year ended December 31, 2006, $8.3 million, $39.7 million, $31.9 million, and $16.4 million for the three-month periods ended December 31, September 30, June 30, and March 31, 2006, respectively, $44.9 million for the year ended December 31, 2005, and $14.3 million, $13.3 million, $13.8 million, and $3.5 million for the three-month periods ended December 31, September 30, June 30, and March 31, 2005, respectively. Minority interest relating to FNT was $56.9 million for the year ended December 31, 2006, $3.7 million, $19.0 million, $20.4 million, and $13.8 million for the three-month periods ended December 31, September 30, June 30, and March 31, 2006, respectively, and $18.7 million for the year and three-month period ended December 31, 2005. There were no minority interest expenses relating to earnings in FNT during the first three quarters of 2005 because FNT was a wholly-owned subsidiary of FNF during those periods.

(10)	Amounts presented approximate the actual number of basic and diluted weighted average shares outstanding subsequent to the transaction. These amounts have been used for all periods in order to enhance comparability.
###